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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 17, 2003

                             MEDIANEWS GROUP, INC.
             (Exact name of registrant as specified in its charter)

                             Commission File Number
                                   033-75156

                 Delaware                                     76-0425553
       (State or other Jurisdiction of                     (I.R.S. Employer
        Incorporation or organization)                  Identification Number)

         1560 Broadway, Suite 2100
             Denver, Colorado                                    80202
(address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (303) 563-6360

                                 Not applicable
             (Former name or address, if changes since last report)

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ITEM 5: OTHER EVENTS

     On November 17, 2003, MediaNews Group, Inc. (the "Company") announced that it plans to issue $300 million Senior Subordinated Notes due 2013. The Notes will be issued in private placements and are expected to be resold by the initial purchasers to qualified institutional buyers under Rule 144A of the Securities Act of 1933, and the Notes may be sold outside of the United States in accordance with Regulation S under the Securities Act of 1933. The Company intends to use the net proceeds from the sale of the Notes and other available funds to repurchase or redeem the Company's existing 8 3/4% Senior Subordinated Notes due 2009.

     The Notes to be offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report shall not constitute an offer to sell or a solicitation of an offer to buy such Notes in any jurisdiction in which such an offer or sale would be unlawful and is made pursuant to Rule 135-c under the Securities Act of 1933.

Forward Looking Statements

     This report includes forward-looking statements. MediaNews Group, Inc. has based these forward-looking statements on its current expectations and projections about future events. Although MediaNews Group, Inc. believes that its assumptions made in connection with the forward-looking statements are reasonable, no assurances can be given that its assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions. MediaNews Group, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information,future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c.   Exhibits

          99.1 Press Release dated November 17, 2003

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MEDIANEWS GROUP, INC.

Dated: November 17, 2003            By: /s/ Ronald A. Mayo
                                        ----------------------------------------
                                        Ronald A. Mayo
                                        Vice President,
                                        Chief Financial Officer and
                                        Duly Authorized Officer of Registrant

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